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                                                                   EXHIBIT 32(b)

           CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO A
                PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Company's periodic report on Form 10-Q for the period ended July 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 3, 2003

                                          /s/ Arthur B. Winkleblack
                                          --------------------------------------
                                          Name: Arthur B. Winkleblack
                                          Title: Executive Vice President and
                                                 Chief Financial Officer